Table of Contents
      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Manager                                          5
      Financial Information:
         Independent Auditors' Report                                   8
         Portfolio of Investments                                       9
         Notes to Portfolio of Investments                             12
         Statement of Assets and Liabilities                           13
         Statement of Operations                                       14
         Statement of Changes in Net Assets                            15
         Notes to Financial Statements                                 16


Important Information
Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA First Start Growth Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA. All rights reserved.



USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500(Registered Trademark)
   Index(2)                        Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. Government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.



Message from the President


[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA APPEARS HERE]

On June 14, 1998, my wife attended a baby shower given for her daughter, Andrea. That evening, in addition to many nice gifts, Andrea had another surprise, a new baby boy, James Kade Broyles. James was our fourth grandchild to receive an Investart(Registered Trademark) account. His account is in the USAA Growth & Income Fund. These accounts point up at this time some things I have long believed.

Shortly after we opened James' account, the stock market began to feel the effects of long-simmering problems. There was the Asian crisis, Russia in turmoil, a worsening trade deficit, and very high stock valuations. Suddenly, the mood changed. There were several days of market drops well over 100 points on the Dow. The August 8 edition of The Economist has a picture of a bear on the cover under the caption "Grin and bear it." So, how do we feel about the four InveStart accounts? We feel just fine!

The reason is that we have a match between our objective and our risk tolerance. These accounts are aimed at events 15 to 17 years from now, college for four grandchildren. We are certain that between then and now, the market will fluctuate. I think we're better off to keep adding to the InveStart accounts, because I believe the risk and potential reward are in harmony.

Whatever your investment situation, I believe it is possible to achieve this kind of match between risk and potential reward that can help you with your investment program.

Sincerely,


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


Past performance is no guarantee of future results.

A systematic plan, such as Investart, does not assure a profit or protect against loss in declining markets.

For more information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.




Investment Review

USAA FIRST START GROWTH FUND

OBJECTIVE: Long-term capital appreciation.

TYPES OF INVESTMENTS: Primarily common stocks.



-------------------------------------------------------------------------------
                                                                   7/31/98
===============================================================================
  Net Assets                                                  $45.3 Million
  Net Asset Value Per Share                                      $12.27
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/98
===============================================================================
  1 Year                                                           22.70%(+)
-------------------------------------------------------------------------------
(+) The Fund commenced operations on August 1, 1997.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.



CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA First Start Growth Fund, the Lipper Growth Funds Average, and the S&P 500 Index for the period of 08/01/97 through 07/31/98. The data points from the graph are as follows:


              USAA First Start          Lipper Growth         S&P 500
               Growth Fund              Funds Average          Index
              -----------------         -------------       ------------

08/01/97         $10,000                   $10,000           $10,000
08/31/97           9,470                     9,667             9,440
09/30/97           9,930                    10,201             9,957
10/31/97           9,590                     9,816             9,625
11/30/97           9,860                     9,979            10,070
12/31/97           9,980                    10,077            10,243
01/31/98          10,250                    10,127            10,356
02/28/98          11,300                    10,892            11,102
03/31/98          11,630                    11,377            11,670
04/30/98          12,000                    11,513            11,790
05/31/98          11,590                    11,175            11,588
06/30/98          12,280                    11,584            12,058
07/31/98          12,270                    11,315            11,931

Data since inception on 8/1/97 through 7/31/98

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA First Start Growth Fund to the S&P 500 Index and the Lipper Growth Funds Average, an average performance level of all growth funds, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest in the S&P 500 Index.



Message from the Manager

[PHOTOGRAPH OF PORTFOLIO MANAGER, CURT ROHRMAN, APPEARS HERE]

Do you or Mom and Dad ever listen to the "investment experts" on TV or read articles in the newspaper about the stock market? If you have, you might notice that they make a huge deal about whether the market went up or down the day before. You also might notice they seem to talk a lot louder and longer on bad days, when stocks go down a bunch, than they do on good days. Sometimes they talk so negatively about the stock market, I'm almost scared to come in to the office the next day!

But the most important thing to remember about investing is to come up with a game plan and stick to it. Decide to invest a little bit of money every week, month, or year and keep doing it no matter what the experts say on TV or write in the newspapers. This is especially important if you're investing money for college or a car five or ten years from now. The reason is that over long periods of time stock prices tend to increase, even though some days or weeks may be pretty bad. In fact, since 1926 the stock market has increased in value an average of 11.0% per year even though stocks actually fell in 19 of those 72 years.(1)



[A TEXT BALLOON APPEARS HERE:

WOW - ask Mom and Dad if they
remember back that far!]


(1) Used with permission. (Copyright)1998 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

Dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities. Investors should consider their financial ability to continue purchases through periods of low price levels.

STRATEGY
The USAA First Start Growth Fund has a game plan and we stick to it. We buy the stock of companies that make products or provide services that we believe are familiar to you. We try not to buy a bunch of companies that all make the same thing. Instead, the stocks we own are spread across three primary areas: consumer products, technology, and healthcare. We like companies that are really good at what they do and have built, or are building, leadership positions. Companies we buy have to be growing faster than the average company, meaning they have to sell a lot more products each and every year.

FUND PERFORMANCE
Over the past six months, the stock market and the USAA First Start Growth Fund did well. From January 31, 1998, to July 31, 1998, your Fund's total return was 19.7% while the S&P 500's total return was 15.2%.(2) Why did we have such a big increase? Much of the reason is technology stocks, such as Microsoft and Lucent. You might remember our last semiannual report, where we explained that the Fund didn't do very well because technology stocks (including a lot of the ones we owned) dropped in value. But we stuck to our game plan and it paid off. From January 31, 1998, to July 31, 1998, technology stocks (as measured by the Morgan Stanley High-Technology 35 Index(3)) gained in value by 27.4%.


[A drawing is shown here of a person pointing to a blackboard with the following
 caption:                           S&P 500 =
                      Standard & Poor's 500 Stock Index]


(2) The Fund's total return since inception is 22.7%. Past performance is no guarantee of future results.
(3) The Morgan Stanley High-Technology 35 Index is the first listed broad-market technology barometer dedicated exclusively to the electronics based technology industry with components selected from nine technology subsectors.

OUTLOOK
We think the stock market will do well during the next several years and our reasons remain the same. Companies in the U.S. in general are the most competitive on the planet. We believe U.S. companies make better, more innovative products at lower cost than companies anywhere else. People around the world want U.S. products. Whether it's clothing, restaurants, cosmetics, computer software, medical devices, or financial products, our market share advantage is widening. This is important if U.S. companies are going to continue to grow rapidly.


---------------------------------------
        TOP 10 EQUITY HOLDINGS
           (%OF NET ASSETS)
---------------------------------------

Clear Channel Communications       3.1
PepsiCo                            3.1
Newell                             3.1
Walt Disney                        3.1
Procter & Gamble                   3.0
General Electric                   3.0
Microsoft                          2.9
Johnson & Johnson                  2.9
Avon Products                      2.9
Lucent Technologies                2.8
----------------------------------------


----------------------------------------
           TOP 10 INDUSTRIES
           (% OF NET ASSETS)
----------------------------------------

Foods                              5.9
Household Products                 5.8
Electronics-Semiconductors         5.6
Drugs                              5.0
Communication Equipment            4.8
Computer Software & Service        4.8
Services-Commercial & Consumer     4.5
Computer-Hardware                  4.2
Retail-Drug                        4.0
Retail-Specialty Apparel           3.6
----------------------------------------


You will find a complete list of the securities that the Fund owns on pages 9-11.




Independent Auditors' Report

The Shareholders and Board of Directors

USAA FIRST START GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the USAA First Start Growth Fund, a portfolio of USAA Mutual Fund, Inc., as of July 31, 1998 and the related statement of operations, the statement of changes in net assets, and financial highlights, presented in note 7 to the financial statements, for the period from August 1, 1997 (commencement of operations) through July 31, 1998. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA First Start Growth Fund as of July 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the period from August 1, 1997 (commencement of operations) through July 31, 1998, in conformity with generally accepted accounting principles.



                                         KPMG Peat Marwick LLP


San Antonio, Texas
September 4, 1998





USAA FIRST START GROWTH FUND
PORTFOLIO OF INVESTMENTS


July 31, 1998



                                                                        Market
   Number                                                               Value
 of Shares                      Security                                (000)
--------------------------------------------------------------------------------
                              COMMON STOCKS (96.5%)
            Auto Parts (2.7%)
   23,000   Lear Corp. *                                              $ 1,220
-----------------------------------------------------------------------------

            Beverages - Nonalcoholic (3.1%)
   36,000   PepsiCo, Inc.                                               1,397
-----------------------------------------------------------------------------

            Broadcasting - Radio & TV (3.1%)
   25,000   Clear Channel Communications, Inc. *                        1,405
-----------------------------------------------------------------------------

            Communication Equipment (4.8%)
   14,000   Lucent Technologies, Inc.                                   1,294
   12,000   Tellabs, Inc. *                                               903
-----------------------------------------------------------------------------
                                                                        2,197
-----------------------------------------------------------------------------

            Computer - Hardware (4.2%)
   10,000   Dell Computer Corp. *                                       1,086
   15,000   Hewlett-Packard Co.                                           832
-----------------------------------------------------------------------------
                                                                        1,918
-----------------------------------------------------------------------------

            Computer - Networking (2.7%)
   13,000   Cisco Systems, Inc. *                                       1,245
-----------------------------------------------------------------------------

            Computer Software & Service (4.8%)
   12,000   Microsoft Corp. *                                           1,319
   18,000   Network Associates, Inc. *                                    859
-----------------------------------------------------------------------------
                                                                        2,178
-----------------------------------------------------------------------------

            Drugs (5.0%)
   10,000   Pfizer, Inc.                                                1,100
   12,000   Schering-Plough Corp.                                       1,161
-----------------------------------------------------------------------------
                                                                        2,261
-----------------------------------------------------------------------------

            Electrical Equipment (3.0%)
   15,000   General Electric Co.                                        1,340
-----------------------------------------------------------------------------

            Electronics - Semiconductors (5.6%)
   40,000   Analog Devices, Inc. *                                        860
   12,000   Intel Corp.                                                 1,013
   11,000   Texas Instruments, Inc.                                       653
-----------------------------------------------------------------------------
                                                                        2,526
-----------------------------------------------------------------------------

            Entertainment (3.1%)
    3,000   AMC Entertainment, Inc.                                        48
   40,000   Walt Disney Co.                                             1,378
-----------------------------------------------------------------------------
                                                                        1,426
-----------------------------------------------------------------------------

            Equipment - Semiconductors (2.2%)
   30,000   Applied Materials, Inc. *                                   1,005
-----------------------------------------------------------------------------

            Finance - Diversified (1.8%)
   17,000   Federal Home Loan Mortgage Corp.                              803
-----------------------------------------------------------------------------

            Foods (5.9%)
   20,000   Hershey Foods Corp.                                         1,262
   45,000   Keebler Foods Co. *                                         1,102
    4,000   Tootsie Roll Industries, Inc.                                 168
    1,500   William Wrigley Jr., Co.                                      135
-----------------------------------------------------------------------------
                                                                        2,667
            Healthcare - Diversified (2.9%)
   17,000   Johnson & Johnson, Inc.                                     1,313
-----------------------------------------------------------------------------

            Healthcare - Specialized Services (2.1%)
   32,000   HBO & Co.                                                     943
-----------------------------------------------------------------------------

            Hospitals (2.0%)
   31,000   Tenet Healthcare Corp. *                                      928
--=--------------------------------------------------------------------------

            Household Products (5.8%)
   14,000   Colgate-Palmolive Co.                                       1,294
   17,000   Procter & Gamble Co.                                        1,349
-----------------------------------------------------------------------------
                                                                        2,643
-----------------------------------------------------------------------------

            Housewares (3.1%)
   27,000   Newell Co.                                                  1,390
-----------------------------------------------------------------------------

            Internet Services (0.4%)
    3,000   broadcast.com, Inc. *                                         164
-----------------------------------------------------------------------------

            Leisure Time (2.9%)
   33,000   Mattel, Inc.                                                1,268
      500   Sony Corp. ADR                                                 43
-----------------------------------------------------------------------------
                                                                        1,311

            Lodging/Hotel (2.0%)
   53,000   Host Marriott Corp. *                                         898
-----------------------------------------------------------------------------

            Medical Products & Supplies (2.3%)
   17,000   Medtronic, Inc.                                             1,053
-----------------------------------------------------------------------------

            Oil & Gas - Drilling/Equipment (0.4%)
    3,000   Schlumberger Ltd.                                             182
-----------------------------------------------------------------------------

            Personal Care (2.9%)
   15,000   Avon Products, Inc.                                         1,298
-----------------------------------------------------------------------------

            Restaurants (0.3%)
    2,000   McDonald's Corp.                                              134
-----------------------------------------------------------------------------

            Retail - Drug (4.0%)
   24,000   CVS Corp.                                                     984
   27,000   Duane Reade, Inc. *                                           815
-----------------------------------------------------------------------------
                                                                        1,799
-----------------------------------------------------------------------------

            Retail - General Merchandising (2.5%)
   24,000   Dayton Hudson Corp.                                         1,148
-----------------------------------------------------------------------------

            Retail - Specialty (0.1%)
    2,000   Toys `R' Us, Inc. *                                            46
-----------------------------------------------------------------------------

            Retail - Specialty Apparel (3.6%)
   19,500   Gap, Inc.                                                   1,163
   44,000   Genesco, Inc. *                                               478
-----------------------------------------------------------------------------
                                                                        1,641
-----------------------------------------------------------------------------

            Services - Commercial & Consumer (4.5%)
   17,000   Applied Graphics Technologies, Inc. *                         878
   47,000   Harte-Hanks Communications, Inc.                            1,134
    1,500   Sylvan Learning Systems, Inc. *                                42
-----------------------------------------------------------------------------
                                                                        2,054
-----------------------------------------------------------------------------

            Shoes (0.3%)
    2,000   Timberland Co. *                                              129
-----------------------------------------------------------------------------

            Telecommunications - Long Distance (2.4%)
   21,000   WorldCom, Inc. *                                            1,110
-----------------------------------------------------------------------------
            Total common stocks (cost: $38,326)                        43,772
-----------------------------------------------------------------------------


  Principal
   Amount
    (000)
  --------

                                SHORT-TERM (6.5%)
            Discount Note
   $2,954   Federal Home Loan Mortgage Corp., 5.56%, 8/03/98
              (cost: $2,953)                                            2,953
-----------------------------------------------------------------------------
            Total investments (cost: $41,279)                         $46,725
=============================================================================





USAA FIRST START GROWTH FUND
NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 1998


GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

SPECIFIC NOTES

* Non-income producing.


See accompanying notes to financial statements.




USAA FIRST START GROWTH FUND
STATEMENT OF ASSETS AND  LIABILITIES
(IN THOUSANDS)
July 31, 1998


ASSETS
   Investments in securities, at market value (identified cost of $41,279)       $  46,725
   Cash                                                                                118
   Receivables:
      Capital shares sold                                                              280
      Dividends                                                                         13
      Securities sold                                                                  455
                                                                                 ---------
         Total assets                                                               47,591
                                                                                 ---------

LIABILITIES
   Securities purchased                                                              2,143
   Capital shares redeemed                                                               7
   USAA Investment Management Company                                                   29
   USAA Transfer Agency Company                                                         21
   Accounts payable and accrued expenses                                                47
                                                                                 ---------
         Total liabilities                                                           2,247
                                                                                 ---------
            Net assets applicable to capital shares outstanding                  $  45,344
                                                                                 =========

REPRESENTED BY:
   Paid-in capital                                                               $  39,569
   Accumulated net realized gain on investments                                        329
   Net unrealized appreciation of investments                                        5,446
                                                                                 ---------
            Net assets applicable to capital shares outstanding                  $  45,344
                                                                                 =========
   Capital shares outstanding                                                        3,696
                                                                                 =========
   Authorized shares of $.01 par value                                              95,000
                                                                                 =========
   Net asset value, redemption price, and offering price per share               $   12.27
                                                                                 =========


See accompanying notes to financial statements.






USAA FIRST START GROWTH FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)
Year ended July 31, 1998*


Net investment loss:
   Income:
      Dividends                                                        $    145
      Interest                                                               78
                                                                       --------
         Total income                                                       223
                                                                       --------
   Expenses:
      Management fees                                                       207
      Transfer agent's fees                                                 122
      Custodian's fees                                                       31
      Postage                                                                13
      Shareholder reporting fees                                              5
      Directors' fees                                                         3
      Registration fees                                                      35
      Professional fees                                                      32
      Other                                                                   3
                                                                       --------
         Total expenses                                                     451
                                                                       --------
            Net investment loss                                            (228)
                                                                       --------
Net realized and unrealized gain on investments:
   Net realized gain                                                        557
   Change in net unrealized appreciation/depreciation                     5,446
                                                                       --------
            Net realized and unrealized gain                              6,003
                                                                       --------
Increase in net assets resulting from operations                       $  5,775
                                                                       ========

* Fund commenced operations August 1, 1997.


See accompanying notes to financial statements.




USAA FIRST START GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
(IN  THOUSANDS)
Year ended July 31, 1998*


From operations:
   Net investment loss                                               $     (228)
   Net realized gain on investments                                         557
   Change in net unrealized appreciation/depreciation of
      investments                                                         5,446
                                                                     ----------
      Increase in net assets resulting from operations                    5,775
                                                                     ----------
From capital share transactions:
   Proceeds from shares sold                                             41,997
   Cost of shares redeemed                                               (2,428)
                                                                     ----------
      Increase in net assets from capital share transactions             39,569
                                                                     ----------
Net increase in net assets                                               45,344
Net assets:
   Beginning of period                                                     -
                                                                     ----------
   End of period                                                     $   45,344
                                                                     ==========
Undistributed net investment loss included in net assets:
   End of period                                                     $      -
                                                                     ==========
Change in shares outstanding:
   Shares sold                                                            3,917
   Shares redeemed                                                         (221)
                                                                     ----------
      Increase in shares outstanding                                      3,696
                                                                     ==========

* Fund commenced operations August 1, 1997.


See accompanying notes to financial statements.




USAA FIRST START GROWTH FUND
NOTES TO FINANCIAL STATEMENTS

July 31, 1998


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this annual report pertains only to the USAA First Start Growth Fund (the Fund). The Fund's primary investment objective is long-term capital appreciation. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets in equity securities that provide goods or services that it believes are familiar to young people.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications have been made on the statement of assets and liabilities to decrease accumulated net investment loss and accumulated net realized gain on investments by $228,000.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the year ended July 31, 1998.

(3) DISTRIBUTIONS
Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended July 31, 1998 were $51.0 million and $13.2 million, respectively.

Gross unrealized appreciation and depreciation of investments as of July 31, 1998 was $6.7 million and $1.3 million, respectively.

(5) TRANSACTIONS WITH MANAGER
A. Management fees - The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company. The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the year ended July 31, 1998 was $6,000.

(6) TRANSACTIONS WITH AFFILIATES
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At July 31, 1998, the Association and its affiliates owned 2 million shares (54.1%) of the Fund.

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

(7) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout the period is as follows:

                                                  Year Ended
                                                    July 31,
                                                     1998*
                                                 ------------
Net asset value at
   beginning of period                             $ 10.00
Net investment loss                                  (0.10)(a)
Net realized and
   unrealized gain                                    2.37
                                                   -------
Net asset value at
   end of period                                   $ 12.27
                                                   =======
Total return (%)                                     22.70
Net assets at
   end of period (000)                             $45,344
Ratio of expenses to
   average net assets (%)                             1.65
Ratio of net investment
   loss to average net assets (%)                    (0.83)
Portfolio turnover (%)                               52.11

  *Fund commenced operations August 1, 1997.
(a)Calculated using weighted average shares.




DIRECTORS
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 8:00 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund TouchLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777